                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) MAY 17, 2005


                            CNA FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       DELAWARE                         1-5823                   36-6169860
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


     CNA CENTER, CHICAGO, ILLINOIS                                  60685
-----------------------------------------                      -----------------
(Address of principal executive offices)                           (Zip Code)

        Registrant's telephone number, including area code (312)822-5000


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
                   (Former name or former address, if changed
                               since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 17, 2005 Registrant delivered to each of the executive officers of Registrant, specifically Stephen W. Lilienthal, Michael Fusco, Jonathan D. Kantor, James R. Lewis and D. Craig Mense (collectively the "Executive Officers"), letters (collectively the "LTI Award Letters") describing the long-term incentive cash award (the "LTI Award") granted to each such Executive Officer for the 2005-2007 planning cycle under Registrant's long-term incentive cash plan (the "LTI Plan"), along with a document (the "LTI Award Term Sheet") describing the terms and conditions under which such LTI Awards are granted. Each such LTI Award Letter recites the LTI Plan target bonuses applicable to the 2005-2007 performance period under the LTI Plan for each such Executive Officer, and the net operating income goals for 2005 for that performance period.

Copies of the LTI Award Letters are filed as Exhibits 99.1 through 99.5 respectively, and the form of LTI Award Term Sheet is filed as Exhibit 99.6 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

 (c) Exhibits:

Exhibit No.     Description
-----------     -----------

99.1            Copy of LTI Award Letter delivered to Stephen W. Lilienthal on
                May 17, 2005.

99.2            Copy of LTI Award Letter delivered to Michael Fusco on May 17,
                2005.

99.3            Copy of LTI Award Letter delivered to Jonathan D. Kantor on
                May 17, 2005.

99.4            Copy of LTI Award Letter delivered to James R. Lewis on May 17,
                2005.

99.5            Copy of LTI Award Letter delivered to D. Craig Mense on May 17,
                2005.

99.6 Form of LTI Award Term Sheet delivered to the Executive Officers with originals of Exhibits 99.1 through 99.5.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CNA FINANCIAL CORPORATION
                                                         (Registrant)

Date     May 20, 2005                                /s/ D. Craig Mense
                                               ---------------------------------
                                                        (Signature)
                                               By:  D. Craig Mense
                                               Its:  Chief Financial Officer



                                   Page 2 of 2